                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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Check the appropriate box:
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  [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
  6(e)(2))
  [_] Definitive proxy statement
  [X] Definitive additional materials
  [_] Soliciting material pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        QUICKTURN DESIGN SYSTEMS, INC.
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               (Name of Registrant as Specified in Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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   (3) Per unit price or other underlying value of transaction computed
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

                                                                     EXHIBIT 73

CONTACTS:

QUICKTURN DESIGN SYSTEMS, INC.                      ABERNATHY MACGREGOR FRANK
Ray Ostby                                           Matt Sherman
(408) 914-6000                                      (212) 371-5999

FOR IMMEDIATE RELEASE

                        DELAWARE CHANCERY COURT DENIES
                 MENTOR'S ELEVENTH-HOUR ATTEMPT TO DELAY VOTE

 SPECIAL MEETING OF QUICKTURN STOCKHOLDERS TO PROCEED AS SCHEDULED FOR JANUARY
                                    8, 1999

  SAN JOSE, Calif., January 8, 1999 -- Quickturn Design Systems, Inc. (Nasdaq:
QKTN) today announced that the Delaware Chancery Court has denied an application by Mentor Graphics Corporation (Nasdaq: MENT) for a temporary restraining order to postpone or adjourn Quickturn's Special Meeting of Stockholders scheduled for today, January 8, 1999. The Court's denial allows the Special Meeting to take place as scheduled.

  Keith R. Lobo, president and chief executive officer of Quickturn, said, "We're pleased with the Court's ruling and we look forward to proceeding with our Special Meeting."

  Mr. Lobo continued, "Mentor's eleventh-hour public statements seek to erect a smokescreen around our superior definitive merger agreement with Cadence Design Systems. The Cadence agreement will provide $15 per share of Cadence stock for 100% of Quickturn's outstanding shares. Our agreement with Cadence will enable Quickturn stockholders to continue to participate in Quickturn's future growth, and to enjoy the added benefits of Cadence's proven business strategy, strong balance sheet and excellent track record in acquiring and integrating companies.

  "Mentor started out with an inadequate offer. Since Quickturn's merger agreement with Cadence, Mentor has scrambled to provide Quickturn stockholders with ever-shifting reasons to vote for Mentor's nominees. Mentor's litigation and unfounded assertions about Cadence's merger agreement with Quickturn are nothing but distractions. Mentor has simply failed to provide our stockholders with a superior, fully financed offer for all of Quickturn's shares," Mr. Lobo concluded.

  Quickturn Design Systems, Inc. is the leading provider of verification products and time-to-market engineering (TtMETM) services for the design of complex ICs and electronic systems. The company's products are used worldwide by developers of high-performance computing, multimedia, graphics and communications systems. Quickturn is headquartered at 55 W. Trimble Road, San Jose, CA 95131-1013; Telephone: 408/914-6000. For more information, visit the Quickturn Web site at www.quickturn.com or send e-mail to info@quickturn.com.

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
                                                                EXHIBIT 74

CONTACTS:
     QUICKTURN DESIGN SYSTEMS, INC.     ABERNATHY MACGREGOR FRANK
     Ray Ostby                          Matt Sherman
     (408) 914-6000                     (212) 371-5999


FOR IMMEDIATE RELEASE


                         FEDERAL DISTRICT COURT DENIES
                    MENTOR'S LAST DITCH EFFORT TO DELAY VOTE

SAN JOSE, Calif., January 8, 1999 -- Quickturn Design Systems, Inc. (Nasdaq:
QKTN) today announced that the United States Federal District Court for the District of Delaware has denied an application by Mentor Graphics Corporation (Nasdaq: MENT) for a temporary restraining order to postpone or adjourn Quickturn's Special Meeting of Stockholders scheduled for today, January 8, 1999. The Federal Court's denial allows the Special Meeting to take place as scheduled.

Keith R. Lobo, president and chief executive officer of Quickturn, said, "We're pleased with the Federal Court's ruling and we look forward to proceeding with our Special Meeting."

Quickturn Design Systems, Inc. is the leading provider of verification products and time-to-market engineering (TtME(TM)) services for the design of complex ICs and electronic systems. The company's products are used worldwide by developers of high-performance computing, multimedia, graphics and communications systems. Quickturn is headquartered at 55 W. Trimble Road, San Jose, CA 95131-1013;
Telephone: 408/914-6000. For more information, visit the Quickturn Web site at www.quickturn.com or send e-mail to info@quickturn.com.
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
                                                                EXHIBIT 75

CONTACTS:
     QUICKTURN DESIGN SYSTEMS, INC.     ABERNATHY MACGREGOR FRANK
     Ray Ostby                          Matt Sherman
     (408) 914-6000                     (212) 371-5999


FOR IMMEDIATE RELEASE

                MENTOR GRAPHICS TERMINATES PARTIAL TENDER OFFER

     MENTOR WITHDRAWS REQUEST FOR SPECIAL MEETING OF QUICKTURN STOCKHOLDERS
         AND WITHDRAWS SLATE OF DIRECTOR NOMINEES TO QUICKTURN'S BOARD

SAN JOSE, Calif., January 8, 1999 -- Quickturn Design Systems, Inc. (Nasdaq:
QKTN) announced today that Mentor Graphics Corporation (Nasdaq: MENT) has withdrawn its request for a Special Meeting of Quickturn Stockholders, scheduled for today, January 8, 1999, and has withdrawn its proposed slate of director nominees and related proposals that were scheduled to be voted on at the Special Meeting. Mentor also announced that it has terminated its previously announced unsolicited tender offer for 2,100,000 shares of Quickturn.

Keith R. Lobo, president and chief executive officer of Quickturn, said, "We are extremely pleased with this outcome. Now our Board can continue to manage the business of Quickturn in the best interests of Quickturn's stockholders without distraction. Our Board believes that our definitive merger agreement with Cadence provides our stockholders with superior value and tremendous upside potential. We look forward to completing our merger with Cadence as quickly as possible for the benefit of all our stockholders."

Quickturn Design Systems, Inc. is the leading provider of verification products and time-to-market engineering (TtME(TM)) services for the design of complex ICs and electronic systems. The company's products are used worldwide by developers of high-performance computing, multimedia, graphics and communications systems. Quickturn is headquartered at 55 W. Trimble Road, San Jose, CA 95131-1013;
Telephone: 408/914-6000. For more information, visit the Quickturn Web site at www.quickturn.com or send e-mail to info@quickturn.com.
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